UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2018

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom
(Address of Principal executive offices, including Zip Code)
+1 (508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e). As previously announced, effective January 1, 2018, Sensata Technologies Holding plc (the “Company”) promoted Paul Chawla to Senior Vice President, Performance Sensing, Automotive. In connection with this promotion, Mr. Chawla has relocated from Germany to the Boston, Massachusetts area, and entered into an Employment Agreement with Sensata Technologies, Inc., one of the Company’s subsidiaries, to be effective September 1, 2018 (the “Effective Date”).
Under the Employment Agreement, Mr. Chawla’s annual base salary will be determined (and adjusted from time to time) by the Company’s Board of Directors (the “Board”) or the Compensation Committee (the “Compensation Committee”) of the Board. In addition, subject to the Board or the Compensation Committee’s approval, as applicable, Mr. Chawla will be eligible to (i) receive an annual cash bonus, in an amount equal to a certain percentage of his base salary then in effect, with actual payout depending on the Company’s and leadership team’s performance; (ii) be reimbursed for tuition expenses during the 2018 to 2019 school year for his children not to exceed $75,000; and (iii) participate in the Company’s employee benefit programs for which senior executive employees are generally eligible. Mr. Chawla and the Company have agreed that as of the Effective Date, the Managing Director Service Agreement, by and between Sensata Technologies Germany GmbH (“Sensata GmbH”) and Mr. Chawla, dated November 16, 2015, and the Amendment on the Managing Director Service Agreement, by and between Sensata GmbH and Mr. Chawla, dated January 13, 2018, shall terminate.
Mr. Chawla’s employment agreement is attached as Exhibit 10.1 to this current report and is incorporated herein by reference. The description of the material terms of this agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

10.1	Employment Agreement, dated August 28, 2018, between Sensata Technologies, Inc. and Paul Chawla.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Paul Vasington
Date: August 30, 2018	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated August 28, 2018, between Sensata Technologies, Inc. and Paul Chawla.

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